UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 1, 2016

MeetMe, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33105	86-0879433
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Union Square Drive New Hope, Pennsylvania	18938
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (215) 862-1162

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

On August 1, 2016, MeetMe, Inc. (the “Company”) issued a press release announcing its financial results for the quarter ended June 30, 2016. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K (the “Current Report”).

Item 5.08. Shareholder Director Nominations

The Company plans to hold its 2016 Annual Meeting of Stockholders on December 16, 2016 (the “Annual Meeting”). This date is more than 30 days after the anniversary of the Company’s 2015 Annual Meeting of Stockholders. As a result, in accordance with the Company’s Amended and Restated Bylaws (the “Bylaws”) and the applicable rules and regulations of the Securities and Exchange Commission, written notice from a stockholder nominating a director candidate for election at the Annual Meeting, including any notice on Schedule 14N, must be received by no later than September 17, 2016 at the Company’s principal executive office, 100 Union Square Drive, New Hope, Pennsylvania 18938 (the “Executive Offices”). Any such written notice must be directed to the attention of the Company’s Secretary and comply with the applicable advance notice provisions of the Bylaws.

Item 7.01. Regulation FD Disclosure

As discussed in Item 2.02 above, the Company issued a press release, dated August 1, 2016, announcing its financial results for the quarter ended June 30, 2016, the text of which is incorporated by reference into this “Item 7.01. Regulation FD Disclosure.” In addition, as discussed in the press release dated August 1, 2016, the Company is making the presentation materials available on its website.

The information in Item 2.02 and Item 7.01 of this Current Report is being furnished and shall not be considered “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liability of such section, nor shall it be incorporated by reference into future filings by the Company under the Securities Act of 1933, as amended, or under the Exchange Act, unless the Company expressly sets forth in such future filing that such information is to be considered “filed” or incorporated by reference therein. This information shall not be deemed an admission as to the materiality of such information that is required to be disclosed solely by Regulation FD.

Item 8.01. Other Events

In accordance with Rule 14a-5(f) and Rule 14a-8(e) under the Exchange Act, the deadline for receipt of shareholder proposals for inclusion in the Company’s proxy statement for the Annual Meeting pursuant to Rule 14a-8 has been set at September 17, 2016. In order for a proposal under Rule 14a-8 to be considered timely, it must be received by the Company at the Executive Offices by September 17, 2016 and be directed to the attention of the Corporate Secretary.

Also, pursuant to the terms and conditions of the Company’s Bylaws, in order for a shareholder proposal made outside of Rule 14a-8 to be considered timely, the proposal must be received by the Company at the Executive Offices by September 17, 2016, which, in accordance with the Company’s Bylaws, is ninety days prior to the date of the Annual Meeting. Such proposals should also be directed to the attention of the Corporate Secretary.

Item 9.01. Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description
99.1	MeetMe, Inc. press release, dated August 1, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEETME, INC.

Date: August 1, 2016	By: /s/ David Clark
Name: David Clark Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	MeetMe, Inc. press release, August 1, 2016.